UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

John G. Popp Credit Suisse Trust One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2017 to December 31, 2017

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2017

■  CREDIT SUISSE TRUST
COMMODITY RETURN STRATEGY PORTFOLIO

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Portfolio, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2017 (unaudited)

January 19, 2018

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") for the 12 months ended December 31, 2017.

Performance Summary
01/01/17 – 12/31/17

Fund & Benchmark	Performance
Credit Suisse Trust — Commodity Return Strategy Portfolio[1]	1.52%
Bloomberg Commodity Index Total Return[2]	1.70%

Market and Strategy Review:

Commodities were higher for the 12 months ended December 31, 2017. The Bloomberg Commodity Index Total Return (the "Benchmark") increased 1.70%, with 13 out of 22 index constituents trading higher.

For the 12 months ended December 31, 2017, the Portfolio outperformed the Benchmark before fees and fund expenses, but underperformed net of fees and expenses. Commodity strategies and underlying cash management both positively contributed to relative performance. The Portfolio held derivatives linked to futures contracts which expire on different dates than those held within the Benchmark; this forward curve positioning in all five Benchmark sectors had a positive impact on Portfolio performance relative to the Benchmark. Positioning within the Agriculture, Energy and Livestock sectors contributed the most to positive relative performance.

Industrial Metals was the best performing sector, increasing 29.35%, as economic growth improved globally. Countries increased infrastructure spending, particularly in China and India, which was supportive of base metals demand. A continuous stream of positive and expansionary economic readings, particularly in the manufacturing sector for major economies, also increased demand expectations as supplies continued to tighten across the sector. The top three performing Benchmark constituents were all Industrial Metals. Aluminum increased 31.18%. During the first quarter, the U.S. Department of Commerce began to investigate if China was selling aluminum foil in the U.S. at prices below market cost. By year end, the U.S. government decided to impose anti-dumping duties on Chinese imports, restricting supplies. China, one of the world's largest producers of the metal, also imposed various environmental controls to temper air pollution during the winter season, hampering aluminum

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

production within the country. This caused stockpiles in China and those tracked by the London Metal Exchange (the "LME") to shrink as demand increased. Zinc rose 29.71% as large zinc mines remained offline since late 2015. Reduced raw zinc supplies forced some Chinese smelters to shut down earlier than expected, causing refined output to reach a three-year low in July, according to China's National Bureau of Statistics. The reduced production of refined zinc led LME-tracked stockpiles to reach their lowest levels since 2008. Copper gained 29.17% as labor disputes at copper mines in Chile, Indonesia and Peru throughout the year reduced output. Upcoming wage negotiations between labor groups and mine owners in 2018, particularly in Chile, may further disrupt production.

Precious Metals increased 10.94%. The U.S. Dollar declined over the period, potentially due to expectations for increased fiscal stimulus, despite the U.S. Federal Reserve (the "Fed") raising short-term interest rates three times in 2017. Various geopolitical issues marked the calendar year, among them: threats of military action between the U.S. and North Korea, continued tensions in the Middle East, and further regional tensions within major European nations which increased unease within the European Union. These events increased the appeal of Gold and Silver as safe haven assets.

Livestock rose 6.36%, with both Live Cattle and Lean Hogs increasing, due to strong domestic and export demand for U.S. beef and pork throughout the year, as reported by the U.S. Department of Agriculture (the "USDA"). USDA trade data showed pork and beef monthly export levels reached new highs during the 2017 marketing year. Robust economic growth and higher employment levels potentially indicate a continuation of rising demand for U.S. meat products in 2018.

Energy decreased 4.31%. Natural Gas declined the most for the year, losing 36.37%. The U.S. started 2017 with particularly mild winter weather in key heating demand areas, leading to lower-than-expected demand and essentially ending the rally seen at the end of a chilly 2016. Temperatures largely remained near historical averages for a majority of the year across the continental U.S. Production growth in the U.S. Northeast towards year end ahead of the completion of key pipeline projects increased supplies and also sent prices lower. However, crude oil and petroleum products ended the year positively as global crude oil inventories moved closer to the five-year average. The Organization of the Petroleum Exporting Countries ("OPEC") and other nations remained disciplined in curtailing global supplies by agreeing to extend their crude oil production cuts twice in the year, with the agreement potentially extending through the end of 2018. Higher exports of crude oil from the U.S. to make up

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

for lower supplies elsewhere, along with various pipeline disruptions, provided additional support to crude oil and petroleum products.

Agriculture dropped 11.05%, as both softs and grains declined as supplies outweighed demand. Sugar declined 25.38%, falling precipitously in the first half of the year due to record output from Brazil and a growing global surplus, as reported by the Brazilian Sugarcane Industry Association, despite a trend for more sugarcane-based ethanol demand. Continued supportive weather during Brazil's sugar harvesting season further improved crop yields in the second half of the year. Coffee decreased 16.02%, also due to bountiful harvests in Brazil amid ideal growing and harvesting conditions. In its June Foreign Agricultural Service report, the USDA revised production levels upward for the 2016/2017 season and predicted a surplus for the next season. Producers also sold down their stockpiles to take advantage of a weaker Brazilian Real versus the U.S. Dollar during the second half of the year, adding additional downward pressure to both Sugar and Coffee.

Outlook:

In 2017, commodities as an asset class sustained some of the momentum it garnered during the previous year. With the help of increasing demand for crude oil, OPEC and its partners have slowly but successfully brought down global supplies closer to the five-year average through their coordinated production cuts. Their agreement to potentially extend the cuts through the end of 2018, and the possibility of including Libya and Nigeria in the agreement, may rein in the glut in supplies to a greater degree in the coming year. Markets will remain focused on compliance levels from parties to the agreement, including Russia, next year. In addition, the biggest question remains how much incremental oil production will be seen from U.S. shale as prices continue to climb. There have been signs of more restraint from major U.S. producers; however, this may change as prices continue to rise, possibly enabling smaller companies to grow production as well.

Environmental controls implemented by various governments in Asia contributed to reduced production for most industrial metals throughout the year as increasing demand, due to improving global economic growth, outpaced refined supplies. Environmental protections, a major focus in China, raised costs of production for base metals. For other commodities, disruptive weather events failed to materialize during key growing and harvesting seasons, allowing many agricultural commodities to remain oversupplied. More health-conscious diets and the increasing demand for protein-rich foods globally should continue to shape what farmers choose to grow. This has been exemplified in the U.S., where soybeans are now planted in farmland once dedicated to wheat. In addition,

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

U.S. pork and beef production has increased significantly compared to years past to meet rising demand.

Earlier in the year, the Organization for Economic Cooperation and Development (the "OECD") predicted the Gross Domestic Product ("GDP") of all 45 countries it monitors would grow in 2017, backed by low interest rates, lower unemployment and elevated consumer confidence. Some central banks, such as the Fed and the Bank of England, have already begun to tighten monetary policies, though largely accommodative stimulus measures remain for both and for the rest of the developed world. However, China may relax some credit controls in 2018 if it determines its central bank restricted liquidity too quickly in its effort to rein in some excesses and has jeopardized growth prospects.

Within the U.S., employment levels continued to improve and consumer confidence levels continued to increase, with more consumers taking on debt. This evidence of growing consumer buying power has led to some heightened inflation expectations, enough for the Fed to raise rates three times in 2017 alone. However, there is skepticism as to whether the Fed will raise rates at the same pace in 2018. As the tax overhaul plan was passed into law right before year end, the country may shift its focus to infrastructure and capital spending. There is much uncertainty on this point, but if anything major materializes following significant campaign promises, it may improve employment levels even further and serve as a boon for commodities demand.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risk, correlation risk, derivatives risk, exposure risk, fixed income risk, focus risk, futures contract risk, leveraging risk, liquidity risk, interest rate risk, market risk, portfolio turnover risk, structured note risk, subsidiary risk, swap agreements risk, U.S. government securities risk, credit risk and tax risk. Gains and

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio, could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

The views of the Portfolio's management are as of the date of this letter and the Portfolio holdings described in this document are as of December 31, 2017; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1, the
Bloomberg Commodity Index Total Return2 and the
Standard & Poor's 500 Index3 For Ten Years.

1  Fee waivers and/or expense reimbursements reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% of the Portfolio's average daily net assets through at least May 1, 2019. This limit excludes certain expenses, as set forth in the Portfolio's Prospectus.

2  The Bloomberg Commodity Index Total Return is a broadly diversified futures index currently composed of futures contracts on 22 physical commodities. The index does not have transaction costs and investors may not invest directly in the index.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. The index does not have transaction costs and investors may not invest directly in the index.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

Average Annual Returns as of December 31, 20171

1 Year	5 Years	10 Years
1.52%	(8.70)%	(6.68)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratio is 1.11%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.05%.

1  Fee waivers and/or expense reimbursements reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% of the Portfolio's average daily net assets through at least May 1, 2019. This limit excludes certain expenses, as set forth in the Portfolio's Prospectus.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended December 31, 2017.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Portfolio Return. This helps you to compare the Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended December 31, 2017

Actual Portfolio Return
Beginning Account Value 07/01/17	$1,000.00
Ending Account Value 12/31/17	$1,066.10
Expenses Paid per $1,000*	$5.47
Hypothetical 5% Portfolio Return
Beginning Account Value 07/01/17	$1,000.00
Ending Account Value 12/31/17	$1,019.91
Expenses Paid per $1,000*	$5.35
Annualized Expense Ratio*	1.05%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's Prospectus.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2017 (unaudited)

Portfolio Breakdown*

United States Agency Obligations	71.71%
United States Treasury Obligations	25.93
Short-Term Investment[1]	2.36
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at December 31, 2017, if applicable.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
December 31, 2017

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (68.9%)
$7,200	Federal Farm Credit Banks, LIBOR 1M + 0.175%(1)	(AA+, Aaa)	02/25/19	1.727	$7,223,884
8,400	Federal Farm Credit Banks, LIBOR 1M + 0.150%(1)	(AA+, Aaa)	03/15/19	1.627	8,423,719
3,600	Federal Farm Credit Banks, USBMMY3M + 0.090%(1)	(AA+, Aaa)	06/19/19	1.540	3,605,229
8,100	Federal Farm Credit Banks, LIBOR 1M + 0.190%(1)	(AA+, Aaa)	08/19/19	1.685	8,132,932
3,600	Federal Farm Credit Banks, LIBOR 3M - 0.010%(1)	(AA+, Aaa)	09/23/19	1.665	3,605,762
2,900	Federal Farm Credit Banks, LIBOR 1M + 0.180%(1)	(AA+, Aaa)	10/11/19	1.612	2,911,922
5,200	Federal Farm Credit Banks, LIBOR 1M + 0.180%(1)	(AA+, Aaa)	10/24/19	1.732	5,221,631
7,900	Federal Farm Credit Banks, LIBOR 3M - 0.060%(1)	(AA+, Aaa)	10/25/19	1.307	7,908,766
11,700	Federal Farm Credit Banks, LIBOR 3M - 0.120%(1)	(AA+, Aaa)	01/27/20	1.254	11,707,898
11,200	Federal Farm Credit Banks, LIBOR 1M + 0.050%(1)	(AA+, Aaa)	02/21/20	1.561	11,224,137
1,800	Federal Farm Credit Banks, FCPR DLY - 3.010%(1)	(AA+, Aaa)	07/21/20	1.490	1,800,628
4,700	Federal Farm Credit Banks, LIBOR 1M + 0.010%(1)	(AA+, Aaa)	08/24/20	1.562	4,700,945
1,800	Federal Farm Credit Banks, FCPR DLY - 3.020%(1)	(AA+, Aaa)	09/28/20	1.480	1,799,758
4,000	Federal Farm Credit Banks, LIBOR 1M + 0.200%(1)	(AA+, Aaa)	10/26/20	1.752	4,020,330
8,200	Federal Farm Credit Banks, FCPR DLY - 2.980%(1)	(AA+, Aaa)	11/12/20	1.520	8,196,477
4,100	Federal Farm Credit Banks, USBMMY3M + 0.130%(1)	(AA+, Aaa)	11/12/20	1.580	4,108,025
4,000	Federal Farm Credit Banks, LIBOR 1M + 0.350%(1)	(AA+, Aaa)	02/05/21	1.729	4,035,420
4,400	Federal Farm Credit Banks, LIBOR 1M + 0.260%(1)	(AA+, Aaa)	11/23/21	1.812	4,436,150
800	Federal Farm Credit Banks, LIBOR 1M + 0.240%(1)	(AA+, Aaa)	01/18/22	1.731	805,875
8,050	Federal Farm Credit Banks, LIBOR 1M + 0.400%(1)	(AA+, Aaa)	12/08/23	1.807	8,106,774
5,700	Federal Home Loan Banks, LIBOR 3M - 0.120%(1)	(AA+, Aaa)	09/20/18	1.505	5,702,660
6,500	Federal Home Loan Banks, LIBOR 1M - 0.085%(1)	(AA+, Aaa)	03/13/19	1.375	6,500,543
9,250	Federal Home Loan Banks, LIBOR 1M - 0.090%(1)	(AA+, Aaa)	06/21/19	1.421	9,248,109

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2017

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (continued)
$8,900	Federal Home Loan Banks, LIBOR 1M - 0.095%(1)	(AA+, Aaa)	06/27/19	1.457	$8,897,379
9,200	Federal Home Loan Banks	(AA+, Aaa)	08/28/19	1.550	9,129,648
10,000	Federal Home Loan Banks, LIBOR 1M - 0.055%(1)	(AA+, Aaa)	12/16/19	1.422	9,998,389
5,400	Federal Home Loan Banks, LIBOR 1M - 0.065%(1)	(AA+, Aaa)	12/26/19	1.487	5,397,890
4,300	Federal Home Loan Banks, LIBOR 1M - 0.070%(1)	(AA+, Aaa)	12/27/19	1.482	4,298,695
6,000	Federal Home Loan Banks, LIBOR 3M + 0.125%(1)	(AA+, Aaa)	07/01/20	1.820	6,035,230
7,600	Federal Home Loan Banks, LIBOR 1M + 0.150%(1)	(AA+, Aaa)	09/28/20	1.714	7,629,003
6,000	Federal Home Loan Banks	(AA+, Aaa)	07/23/21	2.000	5,965,188
3,300	Federal Home Loan Mortgage Corp., LIBOR 3M - 0.030%(1)	(AA+, Aaa)	01/08/18	1.319	3,300,114
4,600	Federal Home Loan Mortgage Corp., LIBOR 3M + 0.020%(1)	(AA+, Aaa)	03/08/18	1.543	4,601,262
13,050	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	07/26/19	1.600	12,983,706
2,600	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/15/19	1.375	2,578,100
6,600	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	09/27/19	1.500	6,549,965
3,500	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	02/02/18	1.100	3,496,052
5,000	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	02/05/18	1.080	4,993,815
3,400	Federal National Mortgage Association	(AA+, Aaa)	02/26/19	1.250	3,375,826
14,000	Federal National Mortgage Association, LIBOR 1M + 0.000%(1)	(AA+, Aaa)	02/28/19	1.564	14,015,767
17,100	Federal National Mortgage Association, LIBOR 1M + 0.000%(1)	(AA+, Aaa)	03/08/19	1.407	17,113,957
8,000	Federal National Mortgage Association, LIBOR 3M - 0.150%(1)	(AA+, Aaa)	03/13/20	1.413	8,004,298
6,700	Federal National Mortgage Association, LIBOR 3M - 0.160%(1)	(AA+, Aaa)	03/25/20	1.515	6,700,732
3,200	Federal National Mortgage Association	(AA+, Aaa)	04/27/20	1.800	3,179,392
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $281,596,060)					281,671,982
UNITED STATES TREASURY OBLIGATIONS (24.9%)
4,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.174%(1)	(AA+, Aaa)	07/31/18	1.624	4,004,659
8,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.170%(1),(2)	(AA+, Aaa)	10/31/18	1.620	8,012,917
10,500	United States Treasury Floating Rate Notes, USBMMY3M + 0.140%(1)	(AA+, Aaa)	01/31/19	1.590	10,517,931
24,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.070%(1),(2)	(AA+, Aaa)	04/30/19	1.520	24,023,586

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2017

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (continued)
$20,100	United States Treasury Floating Rate Notes, USBMMY3M + 0.060%(1),(2),(3)	(AA+, Aaa)	07/31/19	1.510	$20,115,560
29,200	United States Treasury Floating Rate Notes, USBMMY3M + 0.048%(1),(2)	(AA+, Aaa)	10/31/19	1.408	29,209,133
2,000	United States Treasury Notes	(AA+, Aaa)	03/31/18	0.750	1,996,951
3,000	United States Treasury Notes	(AA+, Aaa)	03/31/18	0.875	2,996,327
1,000	United States Treasury Notes	(AA+, Aaa)	07/15/18	0.875	996,465
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $101,805,508)					101,873,529
SHORT-TERM INVESTMENT (2.3%)
9,280	State Street Bank and Trust Co. Euro Time Deposit (Cost $9,280,159)		01/02/18	0.120	9,280,159
TOTAL INVESTMENTS AT VALUE (96.1%) (Cost $392,681,727)					392,825,670
OTHER ASSETS IN EXCESS OF LIABILITIES (3.9%)					16,055,204
NET ASSETS (100.0%)					$408,880,874

†  Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Variable rate obligation — The interest rate shown is the rate in effect as of December 31, 2017.

(2)  At December 31, 2017, a portion of the value of these securities totaling $6,635,337 have been pledged as collateral for open swap contracts.

(3)  At December 31, 2017, $2,602,002 in the value of this security has been pledged to cover initial margin requirements for open futures contracts.

INVESTMENT ABBREVIATIONS

1M = 1 Month

3M = 3 Month

DLY = Daily

FCPR = Federal Reserve Bank Prime Loan Rate U.S.

LIBOR = London Interbank Offered Rate

USBMMY3M = U.S. Treasury 3 Month Bill Money Market Yield

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy
Light Sweet Crude Oil Futures	USD	Dec 2018	119	$6,910,330	$663,822
Brent Crude Oil Futures	USD	Dec 2018	42	2,672,880	349,964
					$1,013,786

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2017

Futures Contracts (continued)

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Sell
Energy
Brent Crude Oil Futures	USD	Mar 2018	(42)	$(2,808,540)	$(441,427)
Light Sweet Crude Oil Futures	USD	Mar 2018	(80)	(4,835,200)	(502,739)
Light Sweet Crude Oil Futures	USD	May 2018	(39)	(2,350,530)	(85,449)
					$(1,029,615)
Net unrealized appreciation (depreciation)					$(15,829)

Total Return Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Upfront Premiums Paid	Upfront Premiums Received	Net Unrealized Appreciation (Depreciation)
				Bloomberg Commodity
USD	$17,436,516	01/23/18	CIBC	Index Total Return	1.56%	$—	$—	$638,331
USD	13,397,836	01/23/18	CIBC	Bloomberg Commodity Index 2 Month Forward Total Return	1.61%	—	—	437,490
USD	13,408,337	01/23/18	Citigroup	Bloomberg Commodity Index Total Return	1.56%	—	—	490,864
USD	39,080,915	01/23/18	Citigroup	Bloomberg Commodity Index 2 Month Forward Total Return	1.61%	—	—	1,276,140
USD	13,946,839	01/23/18	JPMorgan Chase	Bloomberg Commodity Index Total Return	1.54%	—	—	510,647
USD	17,387,661	01/23/18	JPMorgan Chase	Bloomberg Commodity Index 2 Month Forward Total Return	1.60%	—	—	567,816
USD	4,131,914	01/23/18	Macquarie	Bloomberg Commodity Index Total Return	1.53%	—	—	151,295
USD	42,314,065	01/23/18	Macquarie	Macquarie Commodity Customized Product 112T Index	1.70%	—	—	1,487,909
USD	7,914,315	01/23/18	Bank of America	Bloomberg Commodity Index Total Return	1.54%	—	—	289,773
USD	13,042,298	01/23/18	Bank of America	Bloomberg Commodity Index 2 Month Forward Total Return	1.60%	—	—	425,913
USD	33,047,534	01/23/18	Bank of America	Merrill Lynch Commodity Index Extra CS2T Total Return	1.70%	—	—	1,156,871
USD	41,160,297	01/23/18	Morgan Stanley	Bloomberg Commodity Index 2 Month Forward Total Return	1.62%	—	—	1,343,938

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2017

Total Return Swap Contracts (continued)

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Upfront Premiums Paid	Upfront Premiums Received	Net Unrealized Appreciation (Depreciation)
USD	$5,177,418	01/23/18	RBC Capital	Bloomberg Commodity Index Total Return	1.56%	$—	$—	$189,539
USD	9,803,281	01/23/18	RBC Capital	Bloomberg Commodity Index 2 Month Forward Total Return	1.64%	—	—	320,042
USD	20,878,948	01/23/18	Societe Generale	Bloomberg Commodity Index Total Return	1.56%	—	—	764,355
USD	25,626,100	01/23/18	Societe Generale	Bloomberg Commodity Index 2 Month Forward Total Return	1.64%	—	—	836,600
USD	36,192,625	01/23/18	Societe Generale	Societe Generale P04 TR Index(a)	1.70%	—	—	1,271,779
USD	23,165,401	01/23/18	UBS	Bloomberg Commodity Index Total Return	1.55%	—	—	848,117
USD	17,026,819	01/23/18	UBS	Bloomberg Commodity Index 2 Month Forward Total Return	1.59%	—	—	556,074
								$13,563,493

(a)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Ticker	Commodity Name	Contract	Weight	12/31 Price
NG	Natural Gas	NGH18 Comdty	6.64%	2.906
CL	Crude Oil	CLZ8 Comdty	7.29%	58.070
CO	Brent Oil	COZ8 Comdty	8.36%	63.640
XB	Unleaded Gasoline	XBH8 Comdty	3.80%	181.330
HO	Heating Oil	HOH8 Comdty	4.24%	204.380
W	Wheat	W K8 Comdty	3.12%	440.250
KW	Kansas Wheat	KWK8 Comdty	1.09%	441.000
C	Corn	C H8 Comdty	6.79%	350.750
S	Soybeans	S H8 Comdty	5.33%	961.750
SB	Sugar	SBK8 Comdty	2.34%	15.020
CT	Cotton	CTH8 Comdty	1.41%	78.630
KC	Coffee	KCK8 Comdty	1.96%	128.550
BO	Soybean Oil	BOH8 Comdty	2.49%	33.260
SM	Soybean Meal	SMH8 Comdty	2.80%	316.800
LC	Live Cattle	LCG8 Comdty	3.91%	121.550
LH	Lean Hogs	LHG8 Comdty	2.17%	71.775
LA	Aluminum	LAH18 Comdty	5.55%	2,271.500
HG	Copper	HGH8 Comdty	9.13%	330.050
LX	Zinc	LXZ8 Comdty	3.11%	3,238.000
LN	Nickel	LNH8 Comdty	2.94%	12,760.000
GC	Gold	GCG8 Comdty	11.56%	1,309.300
SI	Silver	SIZ8 Comdty	3.97%	17.471

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2017

Assets
Investments at value (Cost $392,681,727) (Note 2)	$392,825,670
Cash segregated at brokers for swap contracts (Note 2)	5,441,020
Unrealized appreciation on open swap contracts (Note 2)	13,563,493
Interest receivable	708,322
Receivable for Portfolio shares sold	220,233
Prepaid expenses and other assets	4,986
Total assets	412,763,724
Liabilities
Investment advisory fee payable (Note 3)	158,567
Administrative services fee payable (Note 3)	22,288
Shareholder servicing/Distribution fee payable (Note 3)	83,506
Payable for Portfolio shares redeemed	99,674
Variation margin payable on futures contracts (Note 2)	32,501
Due to custodian	3,180,000
Trustees' fee payable	9,556
Accrued expenses	296,758
Total liabilities	3,882,850
Net Assets
Capital stock, $.001 par value (Note 6)	101,343
Paid-in capital (Note 6)	402,331,359
Undistributed net investment income	7,879,048
Accumulated net realized loss on investments, futures contracts and swap contracts	(15,122,483)
Net unrealized appreciation from investments, futures contracts and swap contracts	13,691,607
Net assets	$408,880,874
Shares outstanding	101,343,268
Net asset value, offering price and redemption price per share	$4.03

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2017

Investment Income
Interest	$4,128,512
Securities lending (Note 2)	1,173
Total investment income	4,129,685
Expenses
Investment advisory fees (Note 3)	2,175,220
Administrative services fees (Note 3)	64,921
Shareholder servicing/Distribution fees (Note 3)	921,703
Transfer agent fees (Note 3)	414,379
Printing fees	269,265
Legal fees	65,208
Audit and tax fees	64,560
Trustees' fees	51,228
Custodian fees	31,177
Commitment fees (Note 4)	10,441
Insurance expense	8,403
Miscellaneous expense	5,026
Total expenses	4,081,531
Less: fees waived (Note 3)	(210,376)
Net expenses	3,871,155
Net investment income	258,530
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	2,128,284
Net realized loss from futures contracts	(82,045)
Net realized loss from swap contracts	(1,877,305)
Net change in unrealized appreciation (depreciation) from investments	(2,146,601)
Net change in unrealized appreciation (depreciation) from futures contracts	59,075
Net change in unrealized appreciation (depreciation) from swap contracts	9,531,049
Net realized and unrealized gain from investments, futures contracts and swap contracts	7,612,457
Net increase in net assets resulting from operations	$7,870,987

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
From Operations
Net investment income (loss)	$258,530	$(1,095,931)
Net realized gain from investments, futures contracts and swap contracts	168,934	30,948,691
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	7,443,523	5,958,497
Net increase in net assets resulting from operations	7,870,987	35,811,257
From Dividends
Dividends from net investment income	(33,847,314)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	66,298,696	51,657,341
Reinvestment of dividends	33,847,314	—
Net asset value of shares redeemed	(12,406,829)	(15,185,554)
Net increase in net assets from capital share transactions	87,739,181	36,471,787
Net increase in net assets	61,762,854	72,283,044
Net Assets
Beginning of year	347,118,020	274,834,976
End of year	$408,880,874	$347,118,020
Undistributed net investment income	$7,879,048	$33,847,009

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of year	$4.38	$3.91	$5.22	$6.29	$7.01
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.00[2]	(0.01)	(0.03)	(0.05)	(0.05)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.04	0.48	(1.28)	(1.02)	(0.67)
Total from investment operations	0.04	0.47	(1.31)	(1.07)	(0.72)
LESS DIVIDENDS
Dividends from net investment income	(0.39)	—	—	—	—
Total dividends	(0.39)	—	—	—	—
Net asset value, end of year	$4.03	$4.38	$3.91	$5.22	$6.29
Total return[3]	1.52%	12.02%	(25.10)%	(17.01)%	(10.27)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$408,881	$347,118	$274,835	$273,055	$257,040
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.07%	(0.35)%	(0.73)%	(0.83)%	(0.83)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.06%	0.02%	0.04%	0.05%	0.28%
Portfolio turnover rate	94%	113%	113%	96%	41%[4]

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

4  Portfolio turnover calculation does not include $170,753,807 of in-kind subscriptions.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
December 31, 2017

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified, open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Benchmark"). Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Portfolio, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Portfolio intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Portfolio and the accompanying financial statements reflect the financial position of the Portfolio and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Portfolio and the Subsidiary and all intercompany transactions and balances have been eliminated. The Portfolio may invest up to 25% of its total assets in the Subsidiary. As of December 31, 2017, the Portfolio held $80,469,547 in the Subsidiary, representing 19.7% of the Portfolio's consolidated net assets. For the year ended December 31, 2017, the net realized loss on securities and other financial instruments held in the Subsidiary was $1,940,717.

Subsequent references to the Portfolio within the Notes to Consolidated Financial Statements collectively refer to the Portfolio and the Subsidiary.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its consolidated financial statements. The

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Portfolio is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved and established by the Board.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Portfolio's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$281,671,982	$—	$281,671,982
United States Treasury Obligations	—	101,873,529	—	101,873,529
Short-Term Investment	—	9,280,159	—	9,280,159
	$—	$392,825,670	$—	$392,825,670
Other Financial Instruments*
Futures Contracts	$1,013,786	$—	$—	$1,013,786
Swap Contracts**	—	13,563,493	—	13,563,493

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$1,029,615	$—	$—	$1,029,615

*  Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

**  Value includes any premium paid or received with respect to swap contracts, if applicable.

For the year ended December 31, 2017, there were no transfers among Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio follows authoritative guidance on disclosures about derivative instruments and hedging activities which require that a portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance and cash flows. For the year ended December 31, 2017, the Portfolio's derivatives did not qualify for hedge accounting as they are held at fair value.

The following table presents the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2017 and the effect of these derivatives on the Consolidated Statement of Operations for the year ended December 31, 2017.

Primary Underlying Risk	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity price
Futures contracts	$1,013,786	$1,029,615	$(82,045)	$59,075
Total return swap contracts	13,563,493	—	(1,877,305)	9,531,049
	$14,577,279	$1,029,615	$(1,959,350)	$9,590,124

The notional amount of futures contracts and swap contracts at December 31, 2017 is reflected in the Consolidated Schedule of Investments. For the year ended December 31, 2017, the Portfolio held average monthly notional values on a net basis of $6,030,749, $6,145,671 and $364,800,678 in long futures contracts, short futures contracts and swap contracts, respectively.

The Portfolio is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Portfolio. The Master Agreements may contain provisions

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Portfolio's derivative assets, net of related collateral held by the Portfolio, at December 31, 2017:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America	$1,872,557	$—	$—	$—	$1,872,557
CIBC	1,075,821	—	—	—	1,075,821
Citigroup	1,767,004	—	—	—	1,767,004
JPMorgan Chase	1,078,463	—	—	—	1,078,463
Macquarie	1,639,204	—	—	—	1,639,204
Morgan Stanley	1,343,938	—	—	—	1,343,938
RBC Capital	509,581	—	—	—	509,581
Societe Generale	2,872,734	—	—	—	2,872,734
UBS	1,404,191	—	—	—	1,404,191
	$13,563,493	$—	$—	$—	$13,563,493

(a)  Swap contracts are included.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/ EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Portfolio are recorded on the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Portfolio may, through its investment in the Subsidiary, seek to track the performance of the Benchmark by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the Internal Revenue Service which confirms that its investment in the Subsidiary produces Qualifying Income.

If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal and state income tax returns for tax years for which the applicable

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Portfolio's open futures contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2017, the amount of restricted cash held at brokers related to open futures contracts was $0.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Portfolio's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

H) SWAPS — The Portfolio may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Portfolio may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Portfolio's open swap contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2017, the amount of restricted cash held at brokers related to open swap contracts was $5,441,020.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

I) SECURITIES LENDING — The initial collateral received by the Portfolio is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. At December 31, 2017, there were no securities out on loan.

During the year ended December 31, 2017, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $1,492, of which $0 was rebated to borrowers (brokers). The Portfolio retained $1,173 in income from the cash collateral investment, and SSB, as lending agent, was paid $319.

J) OTHER — In the normal course of business the Portfolio trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 2. Significant Accounting Policies (continued)

approximates their carrying value as recorded in the Portfolio's Consolidated Statement of Assets and Liabilities.

K) RECENT ACCOUNTING PRONOUNCEMENTS — In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Portfolio has adopted the amendments to Regulation S-X and upon evaluation, has concluded that the amendments do not materially impact the financial statements. However, as required, additional or enhanced disclosure has been included.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and administrator for the Portfolio. For its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.59% of the Portfolio's average daily net assets. For the year ended December 31, 2017, investment advisory and administration fees earned and fees waived/expenses reimbursed by Credit Suisse were $2,175,220 and $210,376, respectively. Credit Suisse has contractually agreed to limit expenses so that the Portfolio's annual operating expenses do not exceed 1.05% of the Portfolio's average daily net assets. The Portfolio is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Portfolio to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before May 1, 2019.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 3. Transactions with Affiliates and Related Parties (continued)

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at December 31, 2017 are as follows:

Fee waivers/ expense reimbursements subject to recoupment	Expires December 31, 2018	Expires December 31, 2019	Expires December 31, 2020
$385,539	$102,268	$72,895	$210,376

For its co-administrative services, SSB receive a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2017, co-administrative services fees earned by SSB (including out-of-picket expenses) with respect to the Portfolio were $64,921.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Portfolio's shares. Pursuant to a distribution plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2017, the Portfolio paid Rule 12b-1 distribution fees of $921,703.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Portfolio and receive compensation from the Portfolio. For the year ended December 31, 2017, the Portfolio paid $393,454, which is included within transfer agent fees in the Consolidated Statement of Operations.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2017 and during the year ended December 31, 2017, the Portfolio had no borrowings outstanding under the Credit Facility.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2017, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$0	$7,164,130	$369,577,436	$301,806,297

Note 6. Capital Share Transactions

The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Shares sold	16,203,730	12,607,444
Shares issued in reinvestment of dividends and distributions	8,954,316	—
Shares redeemed	(3,020,040)	(3,621,694)
Net increase	22,138,006	8,985,750

On December 31, 2017, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	97%

The Portfolio's performance may be negatively impacted in the event one or more of the Portfolio's greater than 5% shareholders were to redeem at a given time. Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

Ordinary Income
2017	2016
$33,847,314	$—

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2017

Note 7. Income Tax Information and Distributions to Shareholders (continued)

The tax basis components of distributable earnings can differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$7,879,048
Accumulated net realized loss	(15,122,483)
Unrealized appreciation	13,691,607
$6,448,172

At December 31, 2017, the Portfolio had $10,437,642 of unlimited short-term capital loss carryforwards and $4,684,841 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

During the tax year ended December 31, 2017, the Portfolio utilized $2,109,651 of capital loss carryforwards and $1,206,650 of capital loss carryforwards expired.

At December 31, 2017, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$392,681,727
Unrealized appreciation	$15,031,738
Unrealized depreciation	(1,340,131)
Net unrealized appreciation (depreciation)	$13,691,607

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of net operating losses and Subsidiary cumulative income/loss, paid-in capital was charged $10,768,190, accumulated net realized loss was credited $3,147,367 and undistributed net investment income was credited $7,620,823. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Credit Suisse Trust — Commodity Return Strategy Portfolio:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") including the consolidated schedule of investments, as of December 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related consolidated notes (collectively, the "consolidated financial statements") and the consolidated financial highlights for each of the years in the three-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Credit Suisse Trust — Commodity Return Strategy Portfolio as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the three-year period then ended in conformity with U.S. generally accepted accounting principles. The accompanying consolidated financial highlights for each of the years in the two-year period ended December 31, 2014 were audited by other independent registered public accountants whose report thereon dated February 23, 2015, expressed an unqualified opinion on those consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included confirmation of securities

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

owned as of December 31, 2017, by correspondence with the custodian and broker or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Credit Suisse Asset Management, LLC advised investment companies since 2015.

New York, New York
February 20, 2018

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited)

In approving the amended and restated investment management agreement for the Commodity Return Strategy Portfolio (the "Portfolio"), a series of Credit Suisse Trust (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 13 and 14, 2017, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 0.59% for the Portfolio ("Contractual Management Fee") in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also considered that Credit Suisse entered into an expense limitation agreement ("Expense Limitation Agreement") limiting the Portfolio's total net expenses to 1.05% of the average daily net assets until May 1, 2019.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Management Fee, Contractual Management Fee less waivers and/or reimbursements ("Net Management Fee") and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board noted that the Portfolio's Contractual Management Fee, Net Management Fee and overall expenses were within the range of its peers as presented in the Broadridge report. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Management Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Portfolio. The Board also considered Credit Suisse's compliance program with respect to the Portfolio. The Board noted that Credit Suisse reports to the Board about portfolio management and

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

compliance matters on a periodic basis. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse's representation that the Portfolio is different from other types of accounts offered by Credit Suisse and the services are different from those offered to a sub-advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

Portfolio Performance

The Board received and considered performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board considered the investment performance of the Portfolio relative to its stated objectives as well as the performance of the Portfolio relative to its peers.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Management Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board deliberations also reflected Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board also received profitability information for the other funds

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

in the Credit Suisse family of funds. The Board also reviewed Credit Suisse's profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Portfolio.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as the Portfolio's asset levels grow, further economies of scale potentially could be realized and additionally noted the current expense limitations in place between the Portfolio and Credit Suisse.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards applied in seeking best execution and their policies and practices regarding soft dollars and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviewed detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed portfolio performance reports and Credit Suisse's compliance procedures.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Management Agreement and the investment management fee under such agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for the funds in the Portfolio's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment managers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, Credit Suisse's profitability based on fees payable under the Management Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	8	None
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since Portfolio Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017.	8

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	8

Director of Caleres Inc. (footwear) from May 2012 to present; Director of Koch Development Corporation (real estate development) from November 2017 to present; Director of Supernova (fin-tech) from June 2014 to present.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to present.	10

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Funds (23 open-end portfolios); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; President and Chief Executive Officer of other Credit Suisse Funds.	10	Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Portfolio Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Laurie Pecha Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2016

Director of Credit Suisse since August 2016; Senior Consultant of Spectra Professional Services, LLC from January 2012 to July 2016; Vice President of Legg Mason & Co. from March 2007 to December 2011; Officer of other Credit Suisse Funds.

Esther Cheung Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1980)	Treasurer	Since 2016	Vice President of Credit Suisse since 2015; Associated with Reich & Tang Asset Management, LLC from June 2010 to August 2015; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Trust shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Portfolio's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-AR-1217

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 13(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2017. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra Gupta and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, KPMG LLP (“KPMG”), for its fiscal years ended December 31, 2016 and December 31, 2017.

	2016	2017
Audit Fees	$50,400	$52,900
Audit-Related Fees(1)	$4,773	$6,150
Tax Fees(2)	$3,255	$3,255
All Other Fees	—	—
Total	$58,428	$62,305

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($4,773 for 2016 and $6,150 for 2017).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by KPMG to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service

3

provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2016 and December 31, 2017.

	2016	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by KPMG to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

4

	2016	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by KPMG to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2016 and December 31, 2017:

	2016	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by KPMG for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2016 and December 31, 2017 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

5

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 13. Exhibits.

(a)(1)      Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)      The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

6

(a)(3)      Not applicable.

(b)          The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	March 2, 2018

/s/ Laurie Pecha
Name:	Laurie Pecha
Title:	Chief Financial Officer
Date:	March 2, 2018

8